UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (date of earliest event reported) September 5, 2019

J2 Global, Inc.
(Exact name of registrant as specified in its charter)

Delaware	0-25965	47-1053457
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

6922 Hollywood Boulevard, Suite 500
Los Angeles, California 90028
(Address of principal executive offices)

(323) 860-9200
Registrant's telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	JCOM	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02. Results of Operations and Financial Condition

On October 31, 2019, J2 Global, Inc. (the “Company”) issued a press release (the “Press Release”) announcing its financial results for the third quarter of fiscal 2019.

A copy of the Press Release is furnished as Exhibit 99.1 to this Form 8-K.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On September 4, 2019, the Board of Directors of the Company, approved an amendment (the “Certificate Amendment”) to its Amended and Restated Certificate of Incorporation which was filed with the Secretary of State of the State of Delaware and effective as of September 5, 2019. The Certificate Amendment changes the legal name of the Company from j2 Global, Inc. to J2 Global, Inc.

On October 30, 2019, the Board of Directors of the Company, approved the Company’s Third Amended and Restated Bylaws. The Third Amended and Restated Bylaws of the Company reflect the change to the legal name of the Company from j2 Global, Inc. to J2 Global, Inc.

Item 7.01. Regulation FD Disclosure

On November 1, 2019, at 8:30 a.m. Eastern Time, the Company will host its third quarter 2019 earnings conference call and Webcast. Via the Webcast, the Company will present portions of its November 2019 Investor Presentation, which contains a summary of the Company’s financial results for the fiscal quarter ended September 30, 2019, a reaffirmation of financial estimates for fiscal 2019, and certain other financial and operating information regarding the Company. A copy of this presentation is furnished as Exhibit 99.2 to this Form 8-K.

NOTE: The information in this Item 7.01 is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”) or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description
3.1	Amendment to Amended and Restated Certificate of Incorporation.
3.2	Third Amended and Restated Bylaws.
99.1	Press Release dated October 31, 2019.
99.2	November 2019 Investor Presentation.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

This Current Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. Such forward-looking statements are subject to numerous assumptions, risks and uncertainties that could cause actual results to differ materially from those described in such statements. Such forward-looking statements are based on management’s expectations or beliefs as of November 1, 2019. Factors that might cause such differences include, but are not limited to, a variety of economic, competitive, and regulatory factors, many of which are beyond the Company’s control and are described in the Company’s Annual Report on Form 10-K filed by the Company on March 1, 2019 with the Securities and Exchange Commission (the “SEC”) and the other reports the Company files from time to time with the SEC. The Company undertakes no obligation to revise or publicly release any updates to such statements based on future information or actual results.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

J2 Global, Inc. (Registrant)

Date:	October 31, 2019	By:	/s/ Jeremy Rossen
Jeremy Rossen Executive Vice President, General Counsel